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                                                                    EXHIBIT 10.1

                                                                       EXECUTION

                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 10, 1999 and entered into by and among, WOLVERINE TUBE INC., a Delaware corporation ("COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario Corporation ("WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), MELLON BANK, N.A., as documentation agent (in such capacity, "DOCUMENTATION AGENT") and the financial institutions listed on the signature pages hereto (each individually referred to herein as a "LENDER" and collectively, as "LENDERS"), and is made with reference to that certain Credit Agreement dated as of April 30, 1997, by and among Borrowers, Lenders, Administrative Agent and Documentation Agent, as amended by that certain First Amendment and Limited Waiver to Credit Agreement, dated as of June 26, 1998, by and among Company, Borrowers, the financial institutions listed on the signature pages thereof, Administrative Agent and Documentation Agent (such Credit Agreement, as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                               R E C I T A L S

     WHEREAS, Company has requested that Requisite Lenders, pursuant to subsection 10.6 of the Credit Agreement, agree to modify subsection 7.5 of the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                   SECTION 1,
                                   AMENDMENTS

  A. AMOUNT OF RESTRICTED JUNIOR PAYMENTS. Subsection 7.5 of the Credit Agreement is hereby amended by deleting the reference to $25,000,000 and substituting $50,000,000 therefor.

                                   SECTION 2.
                   BORROWERS' REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of Company and Wolverine Canada hereby represents and warrants to each Lender that the following statements are true, correct and complete:




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     A. CORPORATE POWER AND AUTHORITY. Company and Wolverine Canada have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and Wolverine Canada, as the case may be.

     C. NO CONFLICT. The execution and delivery by Company and Wolverine Canada of this Amendment and the performance by Company and Wolverine of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company, Wolverine Canada or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company, Wolverine Canada or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company, Wolverine Canada or any of their respective Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company, Wolverine Canada or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company, Wolverine Canada or any of their respective Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company, Wolverine Canada or any of their respective Subsidiaries.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by Company and Wolverine Canada of this Amendment and the performance by Company and Wolverine Canada of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and Wolverine Canada and are the legally valid and binding obligations of Company and Wolverine Canada enforceable against Company and Wolverine Canada in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.



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          G.   ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                   SECTION 3.
                                  MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the provisions of the Credit Agreement as amended and waived hereby.

          (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrowers and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE").


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                       WOLVERINE TUBE, INC.

                                       By: /s/ James E. Deason
                                           --------------------------------
                                           Name:
                                           Title:

                                       Notice Address:
                                       Wolverine Tube, Inc.
                                       1525 Perimeter Parkway, Suite 210
                                       Huntsville, Alabama 35808
                                       Attention: James E. Deason



                                       WOLVERINE TUBE (CANADA) INC.

                                       By: /s/ James E. Deason
                                           --------------------------------
                                           Name:
                                           Title:

                                       Notice Address:

                                       Wolverine Tube, Inc.
                                       1525 Perimeter Parkway, Suite 210
                                       Huntsville, Alabama 35808
                                       Attention: James E. Deason



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                                       CREDIT SUISSE FIRST BOSTON,
                                       as the Administrative Agent

                                       By: /s/ Robert N. Finney
                                           ----------------------------------
                                           Name: Robert N. Finney
                                           Title: Managing Director

                                       By: /s/ Wm. Matthew Carter
                                           ----------------------------------
                                           Name: Wm. Matthew Carter
                                           Title: Assistant Vice President


                                       Notice Address:

                                       Credit Suisse First Boston
                                       11 Madison Avenue
                                       New York, NY 10010-3629
                                       Attention: Robert Finney



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                                       CREDIT SUISSE FIRST BOSTON,
                                       as a Lender

                                       By: /s/ Robert N. Finney
                                           ----------------------------------
                                           Name: Robert N. Finney
                                           Title: Managing Director


                                       By: /s/ Wm. Matthew Carter
                                           ----------------------------------
                                           Name: Wm. Matthew Carter
                                           Title: Assistant Vice President


                                       Notice Address:

                                       Credit Suisse First Boston
                                       11 Madison Avenue
                                       New York, NY 10010-3629
                                       Attention: Robert Finney




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                                       MELLON BANK, N.A., individually and as
                                       Documentation Agent

                                       By: /s/ Roger N. Stanier
                                           ----------------------------------
                                           Name: Roger N. Stanier
                                           Title: Vice President


                                       Notice Address:

                                       Mellon Bank, N.A.
                                       Three Mellon Bank Center
                                       23rd Floor
                                       Pittsburgh, PA 15259-0003
                                       Attention: Loan Administration

                                       Copy to:

                                       Mellon Bank, N.A.
                                       One Mellon Bank Center
                                       Pittsburgh, PA 15258-0001
                                       Attention: Steven Prather



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                                       BANK OF AMERICA ILLINOIS
                                       as a Lender



                                       By: /s/ Bianca Hemmen
                                           ----------------------------------
                                           Name: Bianca Hemmen
                                           Title: Senior Vice President


                                       Notice Address:

                                       Bank of America
                                       901 Main Street, 67th Floor
                                       Dallas, Texas 75202
                                       Attention: Bianca Hemmen




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                                       CREDIT LYONNAIS ATLANTA AGENCY
                                       as a Lender

                                       By: /s/ David M. Cawrse
                                           -----------------------------------
                                           Name: David M. Cawrse
                                           Title: First Vice President

                                       Notice Address:

                                       Credit Lyonnais, Atlanta Agency
                                       One Peachtree Center
                                       303 Peachtree Street NE
                                       Suite 4400
                                       Atlanta, GA 30308
                                       Attention: Ronald Blissett



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                                      NATIONSBANK, N.A., (successor by merger to
                                      NationsBank, N.A. (South))
                                      as a Lender

                                      By: /s/ Bianca Hemmen
                                          ------------------------------------
                                          Name: Bianca Hemmen
                                          Title: Senior Vice President


                                      Notice Address:

                                      Bank of America
                                      901 Main Street, 67th Floor
                                      Dallas, Texas 75202
                                      Attention: Bianca Hemmen




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                                       THE BANK OF NOVA SCOTIA,
                                       as a Lender

                                       By: /s/ William E. Zarrett
                                           ----------------------------------
                                           Name: William E. Zarrett
                                           Title: Senior Relationship Manager

                                       Notice Address:

                                       The Bank of Nova Scotia
                                       Suite 2700
                                       600 Peachtree Street NE
                                       Atlanta, GA 30308
                                       Attention: Pat Brown




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                                       FIRST UNION NATIONAL BANK
                                       as a Lender

                                       By: /s/ Anthony D. Braxton
                                           -----------------------------------
                                           Name: Anthony D. Braxton
                                           Title: Vice President

                                       Notice Address:


                                       First Union Capital Markets
                                       PA 4805
                                       1339 Chestnut Street
                                       Philadelphia, PA 19107
                                       Attention: Donna J. Emhart


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                                       SUNTRUST BANK, NASHVILLE, N.A.
                                       as a Lender

                                       By: /s/ Jon C. Long
                                           -----------------------------------
                                           Name: Jon C. Long
                                           Title: Vice President

                                       Notice Address:

                                       Suntrust Bank, Nashville, N.A.
                                       P.O.Box 305110
                                       Nashville, TN 37230-5110
                                       Attention: Jon C. Long




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